UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2012

BOOKS-A-MILLION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

402 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices, including zip code)

(205) 942-3737

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 28, 2012, Books-A-Million, Inc. (the “Company”) received a letter from Clyde B. Anderson, its Executive Chairman, proposing a potential transaction in which the Anderson family would acquire the Company through a merger of the Company with an acquisition vehicle to be formed by the Anderson family. The letter and related press release issued by Mr. Anderson are attached to this report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Proposal Letter, dated April 28, 2012, to the Board of Directors of the Issuer

99.2	Press Release dated April 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.

By:	/s/ Terrance G. Finley
Terrance G. Finley Chief Executive Officer and President

Dated: April 30, 2012